UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 9, 2021
Hibbett, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-20969	20-8159608
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2700 Milan Court
Birmingham, Alabama 35211
(Address of principal executive offices)

(205) 942-4292
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value Per Share	HIBB	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 1.01. Entry Into a Material Definitive Agreement.

    On July 9, 2021, Hibbett, Inc. (the "Company") executed a new unsecured Credit Agreement (the "Agreement") between the Company and its subsidiaries and Regions Bank. The Agreement supersedes the Second Amended and Restated Note with Regions Bank dated April 16, 2020, which matures on July 18, 2021. The Agreement provides an unsecured line of credit of up to $100,000,000. The Agreement is effective July 9, 2021 through July 9, 2026 with an interest rate of one-month LIBOR plus 1.0% to 1.8% depending on specified leverage levels.

There were no origination fees paid by the Company. However, the Agreement includes an annual commitment fee, payable quarterly in arrears, in an amount between 15 and 20 basis points of the unused portion of the line of credit as determined on a daily basis, dependent on the amount of debt outstanding. In addition, the Company is subject to certain financial covenants which include:
◦Advance limitation of 55% of the net book value of the Company's inventory;
◦A Consolidated Lease-Adjusted Leverage Ratio comparing lease-adjusted funded debt (funded debt plus all lease liabilities) to EBITDAR (as defined in the Agreement) with a maximum of 3.5x; and
◦A Consolidated Fixed Coverage Charge Ratio comparing EBITDAR to fixed charges and certain current liabilities (as defined in the Agreement) with a minimum of 1.2x.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information included above in Item 1.01 is incorporated by reference into this Item 2.03.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

10.1	Credit Agreement, dated as of July 9, 2021, among Hibbett, Inc., as Borrower, subsidiaries of Borrower, as Guarantors, and Regions Bank, as Lender.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

July 12, 2021	HIBBETT, INC.

	By:	/s/ Robert Volke
Robert Volke
Senior Vice President and Chief Financial Officer